Exhibit 99.1

CannaPharmaRx Expands Board of Directors

CALGARY, AB / ACCESSWIRE / AUGUST 25, 2023 / CannaPharmaRx, Inc. (OTC EXPERT: CPMD), a future leader in ultramodern, highly efficient cannabis production facilities announced today that it has expanded its Board of Directors from three seats to five. The Board deemed this expansion was in the best interest of the Corporation as it coincides with an expansion of operations.

The following person(s) were elected to the Board to fill the newly created directorships until the next annual meeting of stockholders of the corporation:

▪	Anthony Panek

Mr. Panek, age 38, is a corporate mergers and acquisitions attorney and venture capital investor with expertise in capital raising formation and growing businesses. He has worked with private equity and venture capital funds to allocate capital to emerging growth companies and works with emerging growth companies, both public and private, to raise capital and acquire assets and corporate talent. He has been an investor in many emerging growth companies and private funds investing in similar companies. He works with companies from a business and legal perspective to navigate and manage growth challenges facing emerging growth companies and helping companies complying with their SEC reporting obligations. He completed the Venture Capital Certificate Program at Startup@Berkeley Law. Mr. Panek was selected to serve on the Company’s Board based upon his experience as an attorney and venture capital and private equity investor helping emerging companies raise capital, comply with SEC reporting and governance requirements, and his work with other cannabis companies.

▪	Adam Mindle

Mr. Mindle, age 52, is a transactional attorney with extensive experience in structuring, negotiating and documenting sophisticated joint ventures, secured financing and mergers and acquisitions related to real estate, healthcare and technology companies. In 2010, Mr. Mindle co-founded Greystone Law Group LLP, a boutique transactional corporate law firm in Los Angeles. Prior to co-founding Greystone Law Group LLP, Mr. Mindle was a partner in the Los Angeles officer of the international law firm, Orrick, Herrington & Sutcliffe LLP. Mr. Mindle is a veteran authority on real estate, finance and corporate transactions having represented real estate developers, private equity funds, pension funds, REITs, public and private companies and institutional lenders in connection with the acquisition and disposition of real estate assets, secured financing and joint ventures. During his three-decade career, Mr. Mindle has guided numerous start-up companies, mature organizations, pension funds, REITs and other public and private companies through a myriad of sophisticated transactions valued in billions of dollars.

The third and final board position will look to be filled in the near future.

Mark Branson has chosen to step down from his current position on the Board.

About CannapharmaRx, Inc.

CannapharmaRx is focused on the acquisition and development of state-of-the-art cannabis grow facilities in Canada. CPMD is in discussion with other companies regarding potential acquisitions. CannapharmaRx's business strategy is to become a leader in high quality and low-cost production of cannabis through the development, acquisition, and enhancement of existing facilities. CannapharmaRx is committed to operating high-quality facilities utilizing the latest technology in combined heat and power generation to ensure being a low-cost producer of cannabis.

1

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Information or Statements

This press release contains forward-looking information or statements. All statements that are or information which is not historical facts, including without limitation, statements regarding future estimates, plans, programs, forecasts, projections, objectives, assumptions, expectations, or beliefs of future performance, are 'forward-looking information or statements.' Forward-looking information or statements can be identified by the use of words such as 'plans,' 'expects,' or 'does not expect,' 'is expected,' 'estimates,' 'intends,' 'anticipates,' or 'does not anticipate,' or 'believes,' or variations of such words and phrases or statements that certain actions, events or results 'may,' 'could,' 'would,' 'might' or 'will' be taken, occur or be achieved. With respect to forward-looking information and statements contained herein, Management of CannapharmaRx has made numerous assumptions, including, among other things, assumptions about general business and economic conditions. Such forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties, and other factors that may cause actual results, events, or developments to be materially different from any future results, events, or developments expressed or implied by such forward-looking information or statements. Readers are cautioned not to place undue reliance on such forward-looking information or statements. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in forward-looking information or statements. CannapharmaRx assumes no obligation to update any forward-looking information or statements, even if new information becomes available as a result of future events, new information, or for any other reason except as required by law.

Contact Information:
Brokers and Analysts
Chesapeake Group
(410) 825-3930

2